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                                                                Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Oncogene Science, Inc.:


        We consent to the use of our report included herein (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in the prospectus.

                                              KPMG PEAT MARWICK LLP


Jericho, New York
February 13, 1996